UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2013

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On April 29, 2013, Center Bancorp, Inc. (the “Company”) announced that Rona Korman had joined the Company as Senior Vice President and General Counsel, and that she will hold the same position with Union Center National Bank (the “Bank”), the Company’s wholly-owned subsidiary.

On May 2, 2013, the Company announced that Vincent Tozzi had informed the Company that he is resigning from the positions of Vice President, Treasurer & Chief Financial Officer of the Company and as Senior Vice President and Chief Financial Officer of the Bank, effective May 31, 2013, and that Francis “Rich” Patryn, Senior Vice President and Comptroller, will assume the role of interim Chief Financial Officer.

The Company’s press releases, dated April 29, 2013 and May 2, 2013, respectively, are filed as Exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 – Press release of the Registrant, dated April 29, 2013.

Exhibit 99.2 – Press release of the Registrant, dated May 2, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/ Joseph D. Gangemi

Name:	Joseph D. Gangemi
Title:	Vice President & Corporate Secretary

Date: May 3, 2013

EXHIBIT INDEX

Exhibit 99.1 – Press release of the Registrant, dated April 29, 2013.

Exhibit 99.2 – Press release of the Registrant, dated May 2, 2013.